Fair Value Measurements (Tables)	6 Months Ended
Jun. 30, 2021
Fair Value Measurements
Schedule of company?s assets and liabilities that are measured at fair value

		June 30,
	Level	2021
Assets:
Cash and marketable securities held in Trust Account	1	$316,266,316

Liabilities:
Public Warrants	1	$11,174,167
Private Placement Warrants	3	$8,316,833

Schedule of significant inputs to the Monte Carlo Simulation for the fair value

March 2,
Input	2021
Risk-free interest rate	0.71%
Expected term (years)	7
Expected Volatility	13%
Exercise Price	$11.50
Stock price	$9.55

June 30,
Input	2021
Risk-free interest rate	0.87%
Expected term (years)	6.7
Expected Volatility	13%
Exercise Price	$11.50
Stock price	$9.62

Schedule of change in the fair value of the warrant liabilities

	Private		Warrant
	Placement	Public	Liabilities

Fair value	$—	$—	$—
Initial Measurement on March 2, 2021	8,376,666	14,442,083	22,818,749
Change in valuation inputs or other assumptions(1)(2)	(59,833)	(3,267,916)	(3,327,749)
Fair value as of June 30, 2021	$8,316,833	$14,174,167	$19,491,000
(1)	Changes in valuation inputs or other assumptions are recognized in change in fair value of warrant liabilities in the Statement of Income.
(2)	Due to the use of quoted prices in an active market (Level 1) and the use of inputs that are less observable or unobservable in the market (Level 3) to measure the fair values of the Public Warrants and Private Placement Warrants, respectively, subsequent to initial measurement, the Company had transfers out of Level 3 totaling approximately $8,376,666 during the period from March 31, 2021 through June 30,2021. Because of the inherent uncertainty of valuation, estimated values using Level 3 inputs may be materially higher or lower than the values that would have been used had a ready market for investments existed. Accordingly, the degree of judgement exercised by the Company in determining fair value is greatest for investments categorized in Level 3.